Exhibit 99.1

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

FIRST QUARTER 2012

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business. All financial information in this document is unaudited.

May 2, 2012

i

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2012

ii

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2012

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2011				2012
2012	2011			1Q	2Q	3Q	4Q	1Q

			Financial Services Businesses:
			Pre-tax adjusted operating income (loss) by division:
698	600	16%	U.S. Retirement Solutions and Investment Management Division	600	605	42	668	698
74	137	-46%	U.S. Individual Life and Group Insurance Division	137	184	173	193	74
606	628	-4%	International Insurance Division	628	500	660	595	606
(363)	(269)	-35%	Corporate and other operations	(269)	(237)	(347)	(286)	(363)

1,015	1,096	-7%	Total pre-tax adjusted operating income	1,096	1,052	528	1,170	1,015
274	296	-7%	Income taxes, applicable to adjusted operating income	296	279	110	309	274

741	800	-7%	Financial Services Businesses after-tax adjusted operating income	800	773	418	861	741

			Reconciling items:
(1,838)	(375)	-390%	Realized investment gains (losses), net, and related charges and adjustments	(375)	1	1,817	(596)	(1,838)
234	(17)	1476%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(17)	177	10	53	234
(246)	34	-824%	Change in experience-rated contractholder liabilities due to asset value changes	34	(178)	68	(47)	(246)
1	(9)	111%	Divested businesses	(9)	—	24	39	1
5	(133)	104%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(133)	19	(87)	12	5

(1,844)	(500)	-269%	Total reconciling items, before income taxes	(500)	19	1,832	(539)	(1,844)
(112)	(146)	23%	Income taxes, not applicable to adjusted operating income	(146)	10	736	(187)	(112)

(1,732)	(354)	-389%	Total reconciling items, after income taxes	(354)	9	1,096	(352)	(1,732)

(991)	446	-322%	Income (loss) from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	446	782	1,514	509	(991)
(4)	79	-105%	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	79	(19)	57	(7)	(4)

(995)	525	-290%	Income (loss) from continuing operations attributable to Prudential Financial, Inc.	525	763	1,571	502	(995)
11	25	-56%	Earnings attributable to noncontrolling interests	25	29	10	8	11

(984)	550	-279%	Income from continuing operations (after-tax) of Financial Services Businesses	550	792	1,581	510	(984)
7	14	-50%	Income (loss) from discontinued operations, net of taxes	14	16	(9)	14	7

(977)	564	-273%	Net income (loss) of Financial Services Businesses	564	808	1,572	524	(977)
11	25	-56%	Less: Income attributable to noncontrolling interests	25	29	10	8	11

(988)	539	-283%	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	539	779	1,562	516	(988)

11.1%	12.5%		Operating Return on Average Equity (based on adjusted operating income)	12.5%	11.7%	6.2%	12.4%	11.1%

			Reconciliation to Consolidated Net Income Attributable to Prudential Financial, Inc:
(988)	539		Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc. (above)	539	779	1,562	516	(988)
21	22		Net income of Closed Block Business attributable to Prudential Financial, Inc.	22	10	32	82	21

(967)	561		Consolidated net income (loss) attributable to Prudential Financial, Inc.	561	789	1,594	598	(967)

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2012

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2011				2012
2012	2011		1Q	2Q	3Q	4Q	1Q

		Earnings per share of Common Stock (diluted): (1)
1.56	1.62	Financial Services Businesses after-tax adjusted operating income	1.62	1.57	0.87	1.79	1.56

		Reconciling items:
(3.85)	(0.76)	Realized investment gains (losses), net, and related charges and adjustments	(0.76)	—	3.71	(1.25)	(3.85)
0.49	(0.03)	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(0.03)	0.36	0.02	0.11	0.49
(0.52)	0.07	Change in experience-rated contractholder liabilities due to asset value changes	0.07	(0.36)	0.14	(0.10)	(0.52)
—	(0.02)	Divested businesses	(0.02)	—	0.05	0.08	—
0.02	0.01	Difference in earnings allocated to participating unvested share-based payment awards	0.01	—	(0.03)	—	0.02

(3.86)	(0.73)	Total reconciling items, before income taxes	(0.73)	—	3.89	(1.16)	(3.86)
(0.20)	(0.19)	Income taxes, not applicable to adjusted operating income	(0.19)	0.02	1.57	(0.41)	(0.20)

(3.66)	(0.54)	Total reconciling items, after income taxes	(0.54)	(0.02)	2.32	(0.75)	(3.66)

(2.10)	1.08	Income (loss) from continuing operations (after-tax) of Financial Services Businesses attributable to Prudential Financial, Inc.	1.08	1.55	3.19	1.04	(2.10)
0.01	0.02	Income (loss) from discontinued operations, net of taxes	0.02	0.03	(0.01)	0.03	0.01

(2.09)	1.10	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	1.10	1.58	3.18	1.07	(2.09)

469.2	484.9	Weighted average number of outstanding Common shares (basic)	484.9	486.0	481.2	469.2	469.2

477.5	493.9	Weighted average number of outstanding Common shares (diluted)	493.9	494.8	489.3	477.0	477.5

8	9	Direct equity adjustments for earnings per share calculation	9	8	8	(1)	8

4	4	Earnings related to interest, net of tax, on exchangeable surplus notes	4	5	4	4	4

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
8	11	Financial Services Businesses after-tax adjusted operating income	11	10	6	11	8
—	7	Income from continuing operations (after-tax) of Financial Services Businesses	7	11	20	9	—

(1)	Diluted share count used in the diluted earnings per share calculation for GAAP measures is equal to weighted average basic common shares for the three months ended March 31, 2012 as all potential common shares are anti-dilutive due to the loss from continuing operations available to holders of common stock after direct equity adjustment.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2012

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2011				2012
2012	2011		1Q	2Q	3Q	4Q	1Q

		Financial Services Businesses Capitalization Data (1):
		Senior Debt:
		Short-term debt	2,432	2,152	2,899	2,336	3,655
		Long-term debt	20,764	21,309	20,651	21,353	21,110
		Junior Subordinated Long-Term Debt	1,519	1,519	1,519	1,519	1,519

		Attributed Equity:
		Including accumulated other comprehensive income	28,501	30,754	32,901	32,817	33,509
		Excluding total accumulated other comprehensive income	26,206	27,052	27,916	27,567	26,436

		Total Capitalization:
		Including accumulated other comprehensive income	50,784	53,582	55,071	55,689	56,138
		Excluding total accumulated other comprehensive income	48,489	49,880	50,086	50,439	49,065

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	57.82	62.28	68.77	69.07	70.80
		Excluding total accumulated other comprehensive income	53.17	54.78	58.35	58.02	55.85

		Number of diluted shares at end of period (2)	492.9	493.8	478.4	475.1	473.3

		Common Stock Price Range (based on closing price):
64.65	67.32	High	67.32	64.62	65.26	57.32	64.65
51.30	58.32	Low	58.32	57.77	43.93	43.91	51.30
63.39	61.58	Close	61.58	63.59	46.86	50.12	63.39

		Common Stock market capitalization (1)	29,900	30,912	22,113	23,456	29,667

(1)	As of end of period.
(2)	The number of diluted shares at end of period excludes the impact of exchangeable surplus notes due to the anti-dilutive impact of conversion at $98.78 per share.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2012

OPERATIONS HIGHLIGHTS

Year-to-date			2011				2012
2012	2011		1Q	2Q	3Q	4Q	1Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management:
		Managed by U.S. Retirement Solutions and Investment Management Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	246.2	256.2	258.8	269.1	283.2
		Retail customers	108.8	109.3	110.1	117.9	123.6
		General account	213.8	218.0	230.5	232.1	230.0

		Total Investment Management and Advisory Services	568.8	583.5	599.4	619.1	636.8
		Non-proprietary assets under management	161.7	167.3	136.1	152.2	176.8

		Total managed by U.S. Retirement Solutions and Investment Management Division	730.5	750.8	735.5	771.3	813.6
		Managed by U.S. Individual Life and Group Insurance Division	13.3	13.5	13.6	13.8	14.8
		Managed by International Insurance Division	114.7	118.9	122.2	115.6	114.5

		Total assets under management	858.5	883.2	871.3	900.7	942.9
		Client assets under administration	86.6	89.4	82.6	85.7	89.2

		Total assets under management and administration	945.1	972.6	953.9	986.4	1,032.1

		Assets managed or administered for customers outside of the United States at end of period	201.4	208.3	213.2	208.9	214.6

		Distribution Representatives (1):
		Prudential Agents	2,506	2,551	2,571	2,529	2,603
		International Life Planners	6,581	6,568	6,699	6,792	6,819
		Gibraltar Life Consultants	13,227	13,353	12,936	12,791	12,219

45	50	Prudential Agent productivity ($ thousands)	50	50	52	64	45

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2012

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		%		2011				2012
2012	2011	Change		1Q	2Q	3Q	4Q	1Q

			Revenues (1):
6,100	4,817	27%	Premiums	4,817	5,497	5,413	5,645	6,100
1,078	982	10%	Policy charges and fee income	982	1,038	979	1,033	1,078
2,532	2,304	10%	Net investment income	2,304	2,525	2,536	2,552	2,532
941	1,044	-10%	Asset management fees, commissions and other income	1,044	1,039	956	1,038	941

10,651	9,147	16%	Total revenues	9,147	10,099	9,884	10,268	10,651

			Benefits and Expenses (1):
5,614	4,644	21%	Insurance and annuity benefits	4,644	5,160	5,419	5,047	5,614
948	829	14%	Interest credited to policyholders’ account balances	829	934	1,040	953	948
308	279	10%	Interest expense	279	290	296	299	308
(824)	(743)	-11%	Deferral of acquisition costs	(743)	(768)	(788)	(770)	(824)
412	360	14%	Amortization of acquisition costs	360	426	411	381	412
3,178	2,682	18%	General and administrative expenses	2,682	3,005	2,978	3,188	3,178

9,636	8,051	20%	Total benefits and expenses	8,051	9,047	9,356	9,098	9,636

1,015	1,096	-7%	Adjusted operating income before income taxes	1,096	1,052	528	1,170	1,015

			Reconciling items:
(2,716)	(365)	-644%	Realized investment gains (losses), net, and related adjustments	(365)	155	3,385	(672)	(2,716)
878	(10)	8880%	Related charges	(10)	(154)	(1,568)	76	878

(1,838)	(375)	-390%	Total realized investment gains (losses), net, and related charges and adjustments	(375)	1	1,817	(596)	(1,838)

234	(17)	1476%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(17)	177	10	53	234
(246)	34	-824%	Change in experience-rated contractholder liabilities due to asset value changes	34	(178)	68	(47)	(246)
1	(9)	111%	Divested businesses	(9)	—	24	39	1
5	(133)	104%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(133)	19	(87)	12	5

(1,844)	(500)	-269%	Total reconciling items, before income taxes	(500)	19	1,832	(539)	(1,844)

(829)	596	-239%	Income (loss) from continuing operations before income taxes and equity in earnings of operating joint ventures	596	1,071	2,360	631	(829)
162	150	8%	Income tax expense	150	289	846	122	162

(991)	446	-322%	Income (loss) from continuing operations before equity in earnings of operating joint ventures	446	782	1,514	509	(991)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2012

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	03/31/2011	06/30/2011	09/30/2011	12/31/2011	03/31/2012

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $182,343; $186,022; $195,462; $197,784; $195,582)	186,861	192,902	205,102	208,132	208,419
Fixed maturities, held to maturity, at amortized cost (fair value $5,283; $5,342; $5,484; $5,354; $5,006)	5,102	5,091	5,195	5,107	4,775
Trading account assets supporting insurance liabilities, at fair value	18,314	18,563	19,535	19,481	19,679
Other trading account assets, at fair value	3,599	3,616	6,237	5,228	4,860
Equity securities, available for sale, at fair value (cost $5,621; $5,517; $4,280; $4,165; $4,041)	6,286	6,022	4,561	4,413	4,629
Commercial mortgage and other loans	24,259	24,712	25,315	26,391	26,205
Policy loans	5,926	6,046	6,176	6,263	6,191
Other long-term investments	6,335	6,239	5,919	5,830	5,517
Short-term investments	6,094	6,497	6,764	8,593	7,196

Total investments	262,776	269,688	284,804	289,438	287,471
Cash and cash equivalents	10,512	13,234	14,734	13,201	12,980
Accrued investment income	2,083	2,111	2,147	2,177	2,147
Deferred policy acquisition costs	12,255	12,500	11,658	12,056	13,008
Other assets	21,062	20,651	16,626	15,748	15,641
Separate account assets	218,382	222,892	207,366	218,380	236,567

Total assets	527,070	541,076	537,335	551,000	567,814

Liabilities:
Future policy benefits	102,584	108,959	118,179	119,248	116,721
Policyholders’ account balances	127,518	125,501	129,074	129,074	128,038
Securities sold under agreements to repurchase	2,599	2,830	2,555	3,118	3,806
Cash collateral for loaned securities	1,522	2,415	2,334	2,254	2,226
Income taxes	4,697	5,541	7,308	6,993	8,094
Senior short-term debt	2,432	2,152	2,899	2,336	3,655
Senior long-term debt	20,764	21,309	20,651	21,353	21,110
Junior subordinated long-term debt	1,519	1,519	1,519	1,519	1,519
Other liabilities	16,002	16,611	11,894	13,320	11,973
Separate account liabilities	218,382	222,892	207,366	218,380	236,567

Total liabilities	498,019	509,729	503,779	517,595	533,709

Attributed Equity:
Accumulated other comprehensive income	2,295	3,702	4,985	5,250	7,073
Other attributed equity	26,206	27,052	27,916	27,567	26,436

Total attributed equity	28,501	30,754	32,901	32,817	33,509

Noncontrolling Interest	550	593	655	588	596

Total Equity	29,051	31,347	33,556	33,405	34,105

Total liabilities and equity	527,070	541,076	537,335	551,000	567,814

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2012

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Three Months Ended March 31, 2012
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	6,100	116	1,389	4,605	(10)
Policy charges and fee income	1,078	544	391	152	(9)
Net investment income	2,532	996	432	1,023	81
Asset management fees, commissions and other income	941	948	111	69	(187)

Total revenues	10,651	2,604	2,323	5,849	(125)

Benefits and Expenses (1):
Insurance and annuity benefits	5,614	251	1,603	3,752	8
Interest credited to policyholders’ account balances	948	544	133	278	(7)
Interest expense	308	35	77	1	195
Deferral of acquisition costs	(824)	(265)	(106)	(470)	17
Amortization of acquisition costs	412	97	64	260	(9)
General and administrative expenses	3,178	1,244	478	1,422	34

Total benefits and expenses	9,636	1,906	2,249	5,243	238

Adjusted operating income (loss) before income taxes	1,015	698	74	606	(363)

	Three Months Ended March 31, 2011
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	4,817	211	1,360	3,256	(10)
Policy charges and fee income	982	492	385	113	(8)
Net investment income	2,304	1,044	407	765	88
Asset management fees, commissions and other income	1,044	905	79	187	(127)

Total revenues	9,147	2,652	2,231	4,321	(57)

Benefits and Expenses (1):
Insurance and annuity benefits	4,644	426	1,510	2,706	2
Interest credited to policyholders’ account balances	829	550	128	161	(10)
Interest expense	279	34	45	—	200
Deferral of acquisition costs	(743)	(361)	(84)	(321)	23
Amortization of acquisition costs	360	114	73	186	(13)
General and administrative expenses	2,682	1,289	422	961	10

Total benefits and expenses	8,051	2,052	2,094	3,693	212

Adjusted operating income (loss) before income taxes	1,096	600	137	628	(269)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2012

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of March 31, 2012
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	287,471	94,522	36,862	148,650	7,437
Deferred policy acquisition costs	13,008	3,451	3,622	6,206	(271)
Other assets	30,768	9,451	5,551	12,145	3,621
Separate account assets	236,567	199,926	37,668	1,256	(2,283)

Total assets	567,814	307,350	83,703	168,257	8,504

Liabilities:
Future policy benefits	116,721	19,003	11,465	85,864	389
Policyholders’ account balances	128,038	57,287	17,158	54,099	(506)
Debt	26,284	6,113	7,691	100	12,380
Other liabilities	26,099	9,771	4,335	10,145	1,848
Separate account liabilities	236,567	199,926	37,668	1,256	(2,283)

Total liabilities	533,709	292,100	78,317	151,464	11,828

Attributed Equity:
Accumulated other comprehensive income (loss)	7,073	2,089	1,503	4,695	(1,214)
Other attributed equity	26,436	12,523	3,883	12,048	(2,018)

Total attributed equity	33,509	14,612	5,386	16,743	(3,232)

Noncontrolling Interest	596	638	—	50	(92)

Total Equity	34,105	15,250	5,386	16,793	(3,324)

Total liabilities and equity	567,814	307,350	83,703	168,257	8,504

	As of December 31, 2011
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	289,438	97,005	36,164	148,946	7,323
Deferred policy acquisition costs	12,056	2,587	3,563	6,141	(235)
Other assets	31,126	9,271	4,652	12,756	4,447
Separate account assets	218,380	183,785	35,665	1,118	(2,188)

Total assets	551,000	292,648	80,044	168,961	9,347

Liabilities:
Future policy benefits	119,248	20,451	11,194	87,199	404
Policyholders’ account balances	129,074	57,878	16,816	54,908	(528)
Debt	25,208	4,704	7,045	18	13,441
Other liabilities	25,685	10,379	3,944	10,280	1,082
Separate account liabilities	218,380	183,785	35,665	1,118	(2,188)

Total liabilities	517,595	277,197	74,664	153,523	12,211

Attributed Equity:
Accumulated other comprehensive income (loss)	5,250	2,072	1,550	3,089	(1,461)
Other attributed equity	27,567	12,754	3,830	12,298	(1,315)

Total attributed equity	32,817	14,826	5,380	15,387	(2,776)

Noncontrolling Interest	588	625	—	51	(88)

Total Equity	33,405	15,451	5,380	15,438	(2,864)

Total liabilities and equity	551,000	292,648	80,044	168,961	9,347

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2012

SHORT-TERM AND LONG-TERM DEBT

(in millions)

	As of March 31, 2012				As of December 31, 2011
	Senior debt		Junior Subordinated Long-term Debt	Total Debt	Senior debt		Junior Subordinated Long-term Debt	Total Debt
	Short-term Debt	Long-term Debt			Short-term Debt	Long-term Debt
Financial Services Businesses
Borrowings by use of proceeds:
Capital Debt	715	8,458	1,519	10,692	450	9,255	1,519	11,224
Investment related	1,344	9,031	—	10,375	926	7,971	—	8,897
Securities business related	843	322	—	1,165	857	661	—	1,518
Specified other businesses	753	3,299	—	4,052	103	3,466	—	3,569
Limited recourse and non-recourse borrowing	—	—	—	—	—	—	—	—

Total debt - Financial Services Businesses	3,655	21,110	1,519	26,284	2,336	21,353	1,519	25,208

Closed Block Business
Investment related	—	—	—	—	—	—	—	—
Limited recourse and non-recourse borrowing	—	1,750	—	1,750	—	1,750	—	1,750

Total debt	—	1,750	—	1,750	—	1,750	—	1,750

	As of March 31, 2012				As of December 31, 2011
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total
Financial Services Businesses
Borrowings by sources:
Capital Debt	9,162	1,041	489	10,692	9,662	1,040	522	11,224
Investment related	5,689	1,469	3,217	10,375	4,970	710	3,217	8,897
Securities business related	933	225	7	1,165	1,086	422	10	1,518
Specified other businesses	2,726	1,326	—	4,052	2,834	735	—	3,569
Limited recourse and non-recourse borrowing	—	—	—	—	—	—	—	—

Total debt - Financial Services Businesses	18,510	4,061	3,713	26,284	18,552	2,907	3,749	25,208

(1)	Includes Prudential Funding, LLC.
(2)	Capital debt at Prudential Insurance Co. of America includes $940 million of Surplus Notes for March 31, 2012 and December 31, 2011 respectively.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2012

COMBINED STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

Year-to-date		% Change		2011				2012
2012	2011			1Q	2Q	3Q	4Q	1Q

			Revenues (1):
116	211	-45%	Premiums	211	244	189	257	116
544	492	11%	Policy charges and fee income	492	520	519	512	544
996	1,044	-5%	Net investment income	1,044	1,034	999	1,010	996
948	905	5%	Asset management fees, commissions and other income	905	1,039	882	963	948

2,604	2,652	-2%	Total revenues	2,652	2,837	2,589	2,742	2,604

			Benefits and Expenses (1):
251	426	-41%	Insurance and annuity benefits	426	530	698	416	251
544	550	-1%	Interest credited to policyholders’ account balances	550	563	623	549	544
35	34	3%	Interest expense	34	35	35	35	35
(265)	(361)	27%	Deferral of acquisition costs	(361)	(249)	(243)	(240)	(265)
97	114	-15%	Amortization of acquisition costs	114	141	249	98	97
1,244	1,289	-3%	General and administrative expenses	1,289	1,212	1,185	1,216	1,244

1,906	2,052	-7%	Total benefits and expenses	2,052	2,232	2,547	2,074	1,906

698	600	16%	Adjusted operating income before income taxes	600	605	42	668	698

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities.

Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2012

COMBINING STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

	Three Months Ended March 31, 2012
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	116	27	89	—
Policy charges and fee income	544	494	50	—
Net investment income	996	197	779	20
Asset management fees, commissions and other income	948	240	189	519

Total revenues	2,604	958	1,107	539

Benefits and Expenses (1):
Insurance and annuity benefits	251	(45)	296	—
Interest credited to policyholders’ account balances	544	117	427	—
Interest expense	35	28	4	3
Deferral of acquisition costs	(265)	(254)	(4)	(7)
Amortization of acquisition costs	97	86	5	6
General and administrative expenses	1,244	605	223	416

Total benefits and expenses	1,906	537	951	418

Adjusted operating income before income taxes	698	421	156	121

	Three Months Ended March 31, 2011
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	211	39	172	—
Policy charges and fee income	492	443	49	—
Net investment income	1,044	201	805	38
Asset management fees, commissions and other income	905	215	180	510

Total revenues	2,652	898	1,206	548

Benefits and Expenses (1):
Insurance and annuity benefits	426	60	366	—
Interest credited to policyholders’ account balances	550	136	414	—
Interest expense	34	27	4	3
Deferral of acquisition costs	(361)	(345)	(9)	(7)
Amortization of acquisition costs	114	83	25	6
General and administrative expenses	1,289	663	234	392

Total benefits and expenses	2,052	624	1,034	394

Adjusted operating income before income taxes	600	274	172	154

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2012

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2011				2012
2012	2011		1Q	2Q	3Q	4Q	1Q

		SALES AND ACCOUNT VALUES:

		Variable Annuities:
109,743	102,348	Beginning total account value	102,348	109,969	112,202	102,879	109,743
4,943	6,815	Sales	6,815	4,531	4,472	4,406	4,943
(1,676)	(1,967)	Surrenders and withdrawals	(1,967)	(1,933)	(1,623)	(1,526)	(1,676)

3,267	4,848	Net sales	4,848	2,598	2,849	2,880	3,267
(285)	(254)	Benefit payments	(254)	(290)	(272)	(276)	(285)

2,982	4,594	Net flows	4,594	2,308	2,577	2,604	2,982
8,171	3,552	Change in market value, interest credited, and other	3,552	493	(11,330)	4,835	8,171
(620)	(525)	Policy charges	(525)	(568)	(570)	(575)	(620)

120,276	109,969	Ending total account value	109,969	112,202	102,879	109,743	120,276

		Fixed Annuities:
3,792	3,837	Beginning total account value	3,837	3,841	3,825	3,810	3,792
16	18	Sales	18	20	15	16	16
(43)	(48)	Surrenders and withdrawals	(48)	(45)	(46)	(44)	(43)

(27)	(30)	Net redemptions	(30)	(25)	(31)	(28)	(27)
(83)	(67)	Benefit payments	(67)	(65)	(67)	(77)	(83)

(110)	(97)	Net flows	(97)	(90)	(98)	(105)	(110)
96	102	Interest credited and other	102	74	83	87	96
—	(1)	Policy charges	(1)	—	—	—	—

3,778	3,841	Ending total account value	3,841	3,825	3,810	3,792	3,778

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (1):
764	997	Insurance Agents	997	758	736	732	764
1,233	1,414	Wirehouses	1,414	929	1,040	1,180	1,233
2,103	3,339	Independent Financial Planners	3,339	2,057	1,922	1,822	2,103
859	1,083	Bank Distribution	1,083	807	789	688	859

4,959	6,833	Total	6,833	4,551	4,487	4,422	4,959

(1)	Amounts represent gross sales.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2012

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES  ACCOUNT

VALUE ACTIVITY

(in millions)

Year-to-date			2011				2012
2012	2011		1Q	2Q	3Q	4Q	1Q

		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
12,830	13,223	Beginning balance	13,223	12,621	12,185	12,971	12,830
548	521	Premiums and deposits	521	391	489	505	548
(278)	(346)	Surrenders and withdrawals	(346)	(294)	(295)	(179)	(278)

270	175	Net sales	175	97	194	326	270
(101)	(88)	Benefit payments	(88)	(85)	(82)	(92)	(101)

169	87	Net flows	87	12	112	234	169
96	106	Interest credited and other	106	100	102	104	96
(818)	(794)	Net transfers (to) from separate account	(794)	(548)	572	(479)	(818)
—	(1)	Policy charges	(1)	—	—	—	—

12,277	12,621	Ending balance	12,621	12,185	12,971	12,830	12,277

		Account Values in Separate Account:
100,705	92,962	Beginning balance	92,962	101,189	103,842	93,718	100,705
4,411	6,312	Premiums and deposits	6,312	4,160	3,998	3,917	4,411
(1,441)	(1,669)	Surrenders and withdrawals	(1,669)	(1,684)	(1,374)	(1,391)	(1,441)

2,970	4,643	Net sales	4,643	2,476	2,624	2,526	2,970
(267)	(233)	Benefit payments	(233)	(270)	(257)	(261)	(267)

2,703	4,410	Net flows	4,410	2,206	2,367	2,265	2,703
8,171	3,548	Change in market value, interest credited and other	3,548	467	(11,349)	4,818	8,171
818	794	Net transfers (to) from general account	794	548	(572)	479	818
(620)	(525)	Policy charges	(525)	(568)	(570)	(575)	(620)

111,777	101,189	Ending balance	101,189	103,842	93,718	100,705	111,777

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2012

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES

(in millions)

	2011				2012
	1Q	2Q	3Q	4Q	1Q

LIVING BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values with Living Benefit Features
Guaranteed minimum accumulation benefits	9,935	9,667	8,844	8,771	8,724
Guaranteed minimum withdrawal benefits	1,296	1,215	1,018	1,031	1,066
Guaranteed minimum income benefits	4,480	4,261	3,580	3,685	3,874
Guaranteed minimum withdrawal & income benefits	66,857	70,349	66,080	72,154	81,156

Total	82,568	85,492	79,522	85,641	94,820

Living Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	64,786	68,273	64,769	70,341	78,622
Account Values without Auto-Rebalancing Feature	17,782	17,219	14,753	15,300	16,198

Total	82,568	85,492	79,522	85,641	94,820

Living Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,227	1,438	4,996	4,238	2,650
Net Amount at Risk without Auto-Rebalancing Feature	1,574	1,622	2,934	2,361	1,652

Total	2,801	3,060	7,930	6,599	4,302

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2012

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES

(in millions)

	2011				2012
	1Q	2Q	3Q	4Q	1Q

DEATH BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values by Death Benefit Features
Return of net deposits:
Account value	76,405	78,748	72,971	78,334	86,442
Net amount at risk	929	918	3,238	2,083	963
Minimum return, anniversary contract value, or maximum contract value:
Account value	30,216	30,191	27,022	28,414	30,685
Net amount at risk	3,871	3,958	6,751	5,699	4,173

Death Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	64,786	68,273	64,769	70,341	78,622
Account Values without Auto-Rebalancing Feature	41,835	40,666	35,224	36,407	38,505

Total	106,621	108,939	99,993	106,748	117,127

Death Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	557	591	3,042	2,154	995
Net Amount at Risk without Auto-Rebalancing Feature	4,243	4,285	6,947	5,628	4,141

Total	4,800	4,876	9,989	7,782	5,136

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2012

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - RETIREMENT SEGMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2011				2012
2012	2011		1Q	2Q	3Q	4Q	1Q

		RETIREMENT SEGMENT SALES AND ACCOUNT VALUES

		Full Service:
139,430	141,313	Beginning total account value	141,313	145,977	146,580	134,198	139,430
4,646	4,848	Deposits and sales	4,848	4,128	3,966	3,879	4,646
(7,103)	(4,927)	Withdrawals and benefits	(4,927)	(4,214)	(4,126)	(5,893)	(7,103)
9,018	4,743	Change in market value, interest credited, interest income and other activity (1)	4,743	689	(12,222)	7,246	9,018

145,991	145,977	Ending total account value	145,977	146,580	134,198	139,430	145,991

(2,457)	(79)	Net withdrawals	(79)	(86)	(160)	(2,014)	(2,457)

		Stable value account values included above	39,062	39,828	40,889	41,142	41,169

		Institutional Investment Products:
90,089	64,183	Beginning total account value	64,183	68,892	74,131	80,513	90,089
4,399	5,785	Additions	5,785	5,592	5,571	10,825	4,399
(1,538)	(1,128)	Withdrawals and benefits (2)	(1,128)	(1,437)	(1,501)	(2,084)	(1,538)
928	482	Change in market value, interest credited and interest income	482	1,190	2,176	733	928
(25)	(430)	Other (3)	(430)	(106)	136	102	(25)

93,853	68,892	Ending total account value	68,892	74,131	80,513	90,089	93,853

2,861	4,657	Net additions	4,657	4,155	4,070	8,741	2,861

(1)	Includes $469 million for the three months ended December 31, 2011, representing the addition of Prudential’s Non-Qualified pension plan transferred from a third party administrator.
(2)	Includes $(34) million, $(18) million, $(16) million, $(10) million and $(7) million for the three months ended March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012 respectively, representing transfers of client balances managed by Prudential to externally managed accounts. These withdrawals are offset within the “Other” category and there are no net impacts on ending account values for these transfers.
(3)	“Other” activity includes transfers to the Asset Management segment of $(402) million and $(13) million for the three months ended March 31, 2011 and June 30, 2011, respectively. “Other” activity also includes $34 million, $18 million, $16 million, $10 million and $7 million for the three months ended March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012 respectively, related to transfers discussed above in note 2. The remainder of “Other” activity primarily represents changes in asset balances for externally managed accounts.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2012

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

			Supplementary Revenue Information (in millions):
Year-to-date		%		2011				2012
2012	2011	Change		1Q	2Q	3Q	4Q	1Q

			Analysis of revenues by type:
386	356	8%	Asset management fees	356	368	367	376	386
30	57	-47%	Incentive, transaction, strategic investing and commercial mortgage revenues	57	149	35	98	30
123	135	-9%	Service, distribution and other revenues	135	139	111	120	123

539	548	-2%	Total Asset Management segment revenues	548	656	513	594	539

			Analysis of asset management fees by source:
187	174	7%	Institutional customers	174	178	178	184	187
115	104	11%	Retail customers	104	108	107	107	115
84	78	8%	General account	78	82	82	85	84

386	356	8%	Total asset management fees	356	368	367	376	386

Supplementary Assets Under Management Information (in billions):
	March 31, 2012
	Equity	Fixed Income	Real Estate	Total
Institutional customers	51.0	202.4	29.8	283.2
Retail customers	82.9	39.3	1.4	123.6
General account	4.6	224.0	1.4	230.0

Total	138.5	465.7	32.6	636.8

	March 31, 2011
	Equity	Fixed Income	Real Estate	Total
Institutional customers	52.6	168.5	25.1	246.2
Retail customers	79.3	27.9	1.6	108.8
General account	4.4	208.4	1.0	213.8

Total	136.3	404.8	27.7	568.8

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2012

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT AND ADMINISTRATION INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2011				2012
2012	2011		1Q	2Q	3Q	4Q	1Q

		Institutional Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
231.5	197.6	Beginning assets under management	197.6	209.2	218.9	221.6	231.5
13.9	12.4	Additions	12.4	10.8	10.6	14.2	13.9
(8.5)	(6.5)	Withdrawals	(6.5)	(5.8)	(8.5)	(10.5)	(8.5)
7.6	5.4	Change in market value	5.4	4.7	0.8	5.9	7.6
0.1	(0.1)	Net money market flows	(0.1)	—	(0.2)	0.3	0.1
—	0.4	Other (1)	0.4	—	—	—	—

244.6	209.2	Ending assets under management	209.2	218.9	221.6	231.5	244.6
38.6	37.0	Affiliated institutional assets under management	37.0	37.3	37.2	37.6	38.6

283.2	246.2	Total assets managed for institutional customers at end of period	246.2	256.2	258.8	269.1	283.2

5.4	5.9	Net institutional additions, excluding money market activity	5.9	5.0	2.1	3.7	5.4

		Retail Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
64.2	61.6	Beginning assets under management	61.6	66.2	66.8	58.9	64.2
8.7	6.1	Additions	6.1	5.0	6.2	6.6	8.7
(5.5)	(4.1)	Withdrawals	(4.1)	(5.2)	(5.7)	(5.4)	(5.5)
7.6	3.0	Change in market value	3.0	0.8	(8.4)	4.1	7.6
—	—	Net money market flows	—	—	—	—	—
—	(0.4)	Other (2)	(0.4)	—	—	—	—

75.0	66.2	Ending assets under management	66.2	66.8	58.9	64.2	75.0
48.6	42.6	Affiliated retail assets under management	42.6	42.5	51.2	53.7	48.6

123.6	108.8	Total assets managed for retail customers at end of period	108.8	109.3	110.1	117.9	123.6

3.2	2.0	Net retail additions (withdrawals), excluding money market activity	2.0	(0.2)	0.5	1.2	3.2

(1)	“Other” activity during the first quarter of 2011 represents transfers from the Retirement Segment as a result of a change in client contract form.
(2)	Amounts in the first quarter 2011 represent a reclassification of certain fund balances to affiliated retail assets under management.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2012

COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

Year-to-date		%		2011				2012
2012	2011	Change		1Q	2Q	3Q	4Q	1Q

			Revenues (1):
1,389	1,360	2%	Premiums	1,360	1,361	1,382	1,375	1,389
391	385	2%	Policy charges and fee income	385	384	319	384	391
432	407	6%	Net investment income	407	418	421	418	432
111	79	41%	Asset management fees, commissions and other income	79	86	81	108	111

2,323	2,231	4%	Total revenues	2,231	2,249	2,203	2,285	2,323

			Benefits and Expenses (1):
1,603	1,510	6%	Insurance and annuity benefits	1,510	1,453	1,538	1,468	1,603
133	128	4%	Interest credited to policyholders’ account balances	128	130	134	135	133
77	45	71%	Interest expense	45	48	48	73	77
(106)	(84)	-26%	Deferral of acquisition costs	(84)	(92)	(94)	(97)	(106)
64	73	-12%	Amortization of acquisition costs	73	82	(50)	53	64
478	422	13%	General and administrative expenses	422	444	454	460	478

2,249	2,094	7%	Total benefits and expenses	2,094	2,065	2,030	2,092	2,249

74	137	-46%	Adjusted operating income before income taxes	137	184	173	193	74

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2012

COMBINING STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

	Three Months Ended March 31, 2012
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	1,389	175	1,214
Policy charges and fee income	391	265	126
Net investment income	432	254	178
Asset management fees, commissions and other income	111	82	29

Total revenues	2,323	776	1,547

Benefits and Expenses (1):
Insurance and annuity benefits	1,603	294	1,309
Interest credited to policyholders’ account balances	133	77	56
Interest expense	77	77	—
Deferral of acquisition costs	(106)	(89)	(17)
Amortization of acquisition costs	64	56	8
General and administrative expenses	478	249	229

Total benefits and expenses	2,249	664	1,585

Adjusted operating income (loss) before income taxes	74	112	(38)

	Three Months Ended March 31, 2011
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	1,360	172	1,188
Policy charges and fee income	385	264	121
Net investment income	407	236	171
Asset management fees, commissions and other income	79	53	26

Total revenues	2,231	725	1,506

Benefits and Expenses (1):
Insurance and annuity benefits	1,510	297	1,213
Interest credited to policyholders’ account balances	128	71	57
Interest expense	45	45	—
Deferral of acquisition costs	(84)	(72)	(12)
Amortization of acquisition costs	73	67	6
General and administrative expenses	422	219	203

Total benefits and expenses	2,094	627	1,467

Adjusted operating income before income taxes	137	98	39

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2012

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - INDIVIDUAL LIFE ANNUALIZED NEW BUSINESS PREMIUMS, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2011				2012
2012	2011		1Q	2Q	3Q	4Q	1Q

		ANNUALIZED NEW BUSINESS PREMIUMS (1):

4	7	Variable life	7	6	8	4	4
34	23	Universal life	23	22	21	29	34
41	35	Term life	35	40	41	42	41

79	65	Total	65	68	70	75	79

		ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):

20	20	Prudential Agents	20	21	21	22	20
59	45	Third party distribution	45	47	49	53	59

79	65	Total	65	68	70	75	79

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (2):
9,500	8,773	Beginning balance	8,773	8,974	9,086	9,364	9,500
480	402	Premiums and deposits	402	374	401	454	480
(196)	(180)	Surrenders and withdrawals	(180)	(217)	(184)	(199)	(196)

284	222	Net sales	222	157	217	255	284
(57)	(51)	Benefit payments	(51)	(49)	(70)	(51)	(57)

227	171	Net flows	171	108	147	204	227
88	62	Interest credited and other	62	20	126	(44)	88
70	61	Net transfers from separate account	61	74	93	59	70
(93)	(93)	Policy charges	(93)	(90)	(88)	(83)	(93)

9,792	8,974	Ending balance	8,974	9,086	9,364	9,500	9,792

		Separate Account Liabilities:
16,491	17,156	Beginning balance	17,156	17,749	17,544	15,506	16,491
208	220	Premiums and deposits	220	215	246	215	208
(145)	(161)	Surrenders and withdrawals	(161)	(255)	(128)	(150)	(145)

63	59	Net sales (redemptions)	59	(40)	118	65	63
(7)	(13)	Benefit payments	(13)	(11)	(5)	(8)	(7)

56	46	Net flows	46	(51)	113	57	56
1,530	777	Change in market value, interest credited and other	777	90	(1,890)	1,151	1,530
(70)	(61)	Net transfers to general account	(61)	(74)	(93)	(59)	(70)
(165)	(169)	Policy charges	(169)	(170)	(168)	(164)	(165)

17,842	17,749	Ending balance	17,749	17,544	15,506	16,491	17,842

		FACE AMOUNT IN FORCE (3):

		Variable life	117,538	116,024	113,349	113,039	113,118
		Universal life	38,190	38,896	39,644	41,063	42,751
		Term life	460,683	466,129	471,453	477,235	483,890

		Total	616,411	621,049	624,446	631,337	639,759

(1)	Excludes corporate-owned life insurance.
(2)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2012

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2011				2012
2012	2011		1Q	2Q	3Q	4Q	1Q

		Individual Life Insurance:

		Policy Surrender Experience:
170	189	Cash value of surrenders	189	286	148	155	170
2.8%	3.1%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	3.1%	4.7%	2.5%	2.7%	2.8%

		Death benefits per $1,000 of in force (1):
4.35	5.15	Variable and universal life	5.15	3.73	5.00	4.18	4.35
1.42	1.12	Term life	1.12	1.06	1.21	0.99	1.42
2.86	3.05	Total, Individual Life Insurance	3.05	2.34	3.03	2.49	2.86

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2012

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2011				2012
2012	2011		1Q	2Q	3Q	4Q	1Q

		GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
211	392	Group life	392	22	23	49	211
102	108	Group disability (1)	108	30	29	37	102

313	500	Total	500	52	52	86	313

		Future Policy Benefits (2):
		Group life	2,233	2,202	2,184	2,418	2,325
		Group disability (1)	1,560	1,621	1,676	1,751	1,896

		Total	3,793	3,823	3,860	4,169	4,221

		Policyholders’ Account Balances (2):
		Group life	6,943	7,075	7,027	7,127	7,188
		Group disability (1)	174	179	187	189	178

		Total	7,117	7,254	7,214	7,316	7,366

		Separate Account Liabilities (2):
		Group life	19,292	20,027	19,148	19,174	19,826
		Group disability (1)	—	—	—	—	—

		Total	19,292	20,027	19,148	19,174	19,826

		Group Life Insurance:
1,064	1,066	Gross premiums, policy charges and fee income (3)	1,066	1,046	1,050	1,040	1,064
990	1,010	Earned premiums, policy charges and fee income	1,010	992	1,064	999	990
95.4%	92.3%	Benefits ratio	92.3%	90.4%	89.3%	86.0%	95.4%
8.9%	8.1%	Administrative operating expense ratio	8.1%	7.9%	8.5%	8.8%	8.9%
		Persistency ratio	97.2%	96.6%	96.2%	95.8%	95.4%

		Group Disability Insurance (1):
352	301	Gross premiums, policy charges and fee income (3)	301	304	304	327	352
350	299	Earned premiums, policy charges and fee income	299	296	299	323	350
104.6%	94.3%	Benefits ratio	94.3%	97.0%	95.0%	103.4%	104.6%
21.6%	21.9%	Administrative operating expense ratio	21.9%	22.4%	21.7%	21.4%	21.6%
		Persistency ratio	93.3%	91.6%	89.7%	88.5%	93.9%

(1)	Group disability amounts include long-term care and dental products.
(2)	As of end of period.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2012

DEFERRED POLICY ACQUISITION COSTS & DEFERRED SALES INDUCEMENTS - INDIVIDUAL ANNUITIES, INDIVIDUAL LIFE AND GROUP INSURANCE

(in millions)

Year-to-date			2011				2012
2012	2011		1Q	2Q	3Q	4Q	1Q

		DEFERRED POLICY ACQUISITION COSTS

		INDIVIDUAL ANNUITIES:
2,390	3,019	Beginning balance	3,019	3,278	3,300	2,131	2,390
254	345	Capitalization	345	235	230	228	254
(86)	(83)	Amortization - operating results	(83)	(131)	(233)	(89)	(86)
675	14	Amortization - realized investment gains and losses	14	(81)	(1,138)	73	675
19	(1)	Impact of unrealized (gains) or losses on AFS securities	(1)	(1)	(28)	47	19
—	(16)	Other (1)	(16)	—	—	—	—

3,252	3,278	Ending balance	3,278	3,300	2,131	2,390	3,252

		INDIVIDUAL LIFE INSURANCE:
3,192	3,214	Beginning balance	3,214	3,225	3,187	3,263	3,192
89	72	Capitalization	72	78	82	85	89
(56)	(67)	Amortization - operating results	(67)	(77)	56	(47)	(56)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
17	6	Impact of unrealized (gains) or losses on AFS securities	6	(39)	(62)	(109)	17

3,242	3,225	Ending balance	3,225	3,187	3,263	3,192	3,242

		GROUP INSURANCE:
371	344	Beginning balance	344	350	359	365	371
17	12	Capitalization	12	14	12	12	17
(8)	(6)	Amortization - operating results	(6)	(5)	(6)	(6)	(8)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

380	350	Ending balance	350	359	365	371	380

		DEFERRED SALES INDUCEMENTS

		INDIVIDUAL ANNUITIES:
1,000	1,348	Beginning balance	1,348	1,431	1,415	915	1,000
82	121	Capitalization	121	86	72	79	82
(45)	(56)	Amortization - operating results	(56)	(60)	(105)	(41)	(45)
262	6	Amortization - realized investment gains and losses	6	(44)	(455)	29	262
7	(4)	Impact of unrealized (gains) or losses on AFS securities	(4)	2	(12)	18	7
—	16	Other (1)	16	—	—	—	—

1,306	1,431	Ending balance	1,431	1,415	915	1,000	1,306

(1)	“Other” activity for the first quarter of 2011 reflects a reclassification between the balances, as of January 1, 2011, of deferred policy acquisition costs and deferred sales inducements for Individual Annuities due to a refinement in methodology for allocating such balances.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2012

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

Year-to-date		%		2011				2012
2012	2011	Change		1Q	2Q	3Q	4Q	1Q

			Revenues (1):
4,605	3,256	41%	Premiums	3,256	3,903	3,838	4,018	4,605
152	113	35%	Policy charges and fee income	113	143	150	146	152
1,023	765	34%	Net investment income	765	961	1,026	1,025	1,023
69	187	-63%	Asset management fees, commissions and other income	187	41	116	101	69

5,849	4,321	35%	Total revenues	4,321	5,048	5,130	5,290	5,849

			Benefits and Expenses (1):
3,752	2,706	39%	Insurance and annuity benefits	2,706	3,170	3,034	3,175	3,752
278	161	73%	Interest credited to policyholders’ account balances	161	249	292	276	278
1	—	—	Interest expense	—	1	—	—	1
(470)	(321)	-46%	Deferral of acquisition costs	(321)	(446)	(467)	(450)	(470)
260	186	40%	Amortization of acquisition costs	186	219	235	240	260
1,422	961	48%	General and administrative expenses	961	1,355	1,376	1,454	1,422

5,243	3,693	42%	Total benefits and expenses	3,693	4,548	4,470	4,695	5,243

606	628	-4%	Adjusted operating income before income taxes	628	500	660	595	606

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2012

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

	Three Months Ended March 31, 2012
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	4,605	1,826	2,779
Policy charges and fee income	152	94	58
Net investment income	1,023	386	637
Asset management fees, commissions and other income	69	11	58

Total revenues	5,849	2,317	3,532

Benefits and Expenses (1):
Insurance and annuity benefits	3,752	1,490	2,262
Interest credited to policyholders’ account balances	278	68	210
Interest expense	1	—	1
Deferral of acquisition costs	(470)	(212)	(258)
Amortization of acquisition costs	260	126	134
General and administrative expenses	1,422	463	959

Total benefits and expenses	5,243	1,935	3,308

Adjusted operating income before income taxes	606	382	224

	Three Months Ended March 31, 2011
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	3,256	1,655	1,601
Policy charges and fee income	113	90	23
Net investment income	765	351	414
Asset management fees, commissions and other income	187	1	186

Total revenues	4,321	2,097	2,224

Benefits and Expenses (1):
Insurance and annuity benefits	2,706	1,389	1,317
Interest credited to policyholders’ account balances	161	62	99
Interest expense	—	—	—
Deferral of acquisition costs	(321)	(192)	(129)
Amortization of acquisition costs	186	113	73
General and administrative expenses	961	425	536

Total benefits and expenses	3,693	1,797	1,896

Adjusted operating income before income taxes	628	300	328

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2012

INTERNATIONAL INSURANCE SEGMENT - SUPPLEMENTARY INCOME STATEMENT INFORMATION

(Yen and Dollars in millions)

Year-to-date			2011				2012
2012	2011		1Q	2Q	3Q	4Q	1Q

		Japanese Yen Basis Results:
		Revenues (1):
¥147,405	¥137,936	Japanese insurance operations excluding Gibraltar Life	¥137,936	¥122,770	¥128,529	¥126,311	¥147,405
278,352	172,254	Gibraltar Life and Other Operations	172,254	257,446	256,646	248,953	278,352

425,757	310,190	Total revenues, yen basis	310,190	380,216	385,175	375,264	425,757

		Benefits and Expenses (1):
119,981	115,092	Japanese insurance operations excluding Gibraltar Life	115,092	98,342	104,866	103,898	119,981
261,945	155,267	Gibraltar Life and Other Operations	155,267	240,754	222,238	230,519	261,945

381,926	270,359	Total benefits and expenses, yen basis	270,359	339,096	327,104	334,417	381,926

		Adjusted operating income (2):
27,424	22,844	Japanese insurance operations excluding Gibraltar Life	22,844	24,428	23,663	22,413	27,424
16,407	16,987	Gibraltar Life and Other Operations	16,987	16,692	34,408	18,434	16,407

¥43,831	¥39,831	Total adjusted operating income, yen basis	¥39,831	¥41,120	¥58,071	¥40,847	¥43,831

		U.S. Dollar adjusted operating income (3):
$331	$266	Japanese insurance operations excluding Gibraltar Life and Other Operations	$266	$281	$277	$267	$331
224	328	Gibraltar Life and Other Operations	328	185	329	295	224

555	594	Total adjusted operating income, U.S. dollar basis	594	466	606	562	555
51	34	All other (4)	34	34	54	33	51

$606	$628	Total adjusted operating income, International Insurance segment, U.S. dollar basis	$628	$500	$660	$595	$606

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests. Revenues and benefits and expenses exclude non-Japanese operations.
(2)	Adjusted operating income on yen basis excludes impact of currency hedging and non-Japanese operations.
(3)	U.S. dollar adjusted operating income includes impact of currency hedging.
(4)	Results include corporate management and development expenses incurred in the U.S. related to Japanese Insurance operations excluding Gibraltar Life.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2012

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2011				2012
2012	2011		1Q	2Q	3Q	4Q	1Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
1,531	1,375	Japan, excluding Gibraltar Life	1,375	1,208	1,310	1,317	1,531
2,837	1,624	Gibraltar Life	1,624	2,443	2,278	2,440	2,837
389	370	All other countries	370	395	400	407	389

4,757	3,369	Total	3,369	4,046	3,988	4,164	4,757

		Annualized new business premiums:
305	224	Japan, excluding Gibraltar Life	224	176	209	207	305
469	373	Gibraltar Life	373	544	570	555	469
89	83	All other countries	83	82	82	87	89

863	680	Total	680	802	861	849	863

		Annualized new business premiums by distribution channel:
394	307	Life Planners	307	258	291	294	394
193	160	Gibraltar Life Consultants	160	270	269	280	193
193	135	Banks	135	143	173	152	193
83	78	Independent Agency	78	131	128	123	83

863	680	Total	680	802	861	849	863

		Constant exchange rate basis (2):

		Net premiums, policy charges and fee income:
1,460	1,340	Japan, excluding Gibraltar Life	1,340	1,171	1,225	1,227	1,460
2,633	1,585	Gibraltar Life	1,585	2,363	2,135	2,268	2,633
378	351	All other countries	351	364	371	404	378

4,471	3,276	Total	3,276	3,898	3,731	3,899	4,471

		Annualized new business premiums:
294	218	Japan, excluding Gibraltar Life	218	171	198	194	294
439	363	Gibraltar Life	363	524	537	519	439
86	79	All other countries	79	76	75	86	86

819	660	Total	660	771	810	799	819

		Annualized new business premiums by distribution channel:
380	297	Life Planners	297	247	273	280	380
181	155	Gibraltar Life Consultants	155	258	253	262	181
182	132	Banks	132	139	165	144	182
76	76	Independent Agency	76	127	119	113	76

819	660	Total	660	771	810	799	819

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 85 per U.S. dollar; Korean won 1180 per U.S. dollar. U.S. denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2012

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2011				2012
	1Q	2Q	3Q	4Q	1Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	322	324	326	328	332
Gibraltar Life	377	375	378	380	378
All other countries	102	102	103	105	105

Total	801	801	807	813	815

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	2,590	2,616	2,647	2,678	2,725
Gibraltar Life (3)	7,457	7,430	7,459	7,477	7,453
All other countries	1,522	1,536	1,555	1,575	1,606

Total	11,569	11,582	11,661	11,730	11,784

International life insurance policy persistency: (3)

Excluding Gibraltar Life:
13 months	92.1%	92.2%	92.7%	92.8%	93.0%
25 months	84.6%	84.7%	85.1%	85.4%	85.2%

Gibraltar Life:
13 months	92.4%	92.7%	93.0%	93.1%	93.0%
25 months	85.3%	85.5%	85.8%	85.8%	85.8%

Number of Life Planners at end of period:
Japan	3,150	3,106	3,144	3,137	3,165
All other countries	3,431	3,462	3,555	3,655	3,654

Total life planners	6,581	6,568	6,699	6,792	6,819

Gibraltar Life Consultants	13,227	13,353	12,936	12,791	12,219

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 85 per U.S. dollar; Korean won 1180 per U.S. dollar. U.S. denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.
(3)	Excludes acquired Star/Edison business.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2012

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	March 31, 2012				December 31, 2011
	Consolidated Portfolio	Closed Block Business	Financial Services Businesses		Consolidated Portfolio	Closed Block Business	Financial Services Businesses
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	208,609	29,565	179,044	64.3%	209,297	30,211	179,086	64.3%
Public, held-to-maturity, at amortized cost	3,502	—	3,502	1.3%	3,743	—	3,743	1.3%
Private, available-for-sale, at fair value	43,960	16,607	27,353	9.8%	43,243	16,305	26,938	9.7%
Private, held-to-maturity, at amortized cost	1,273	—	1,273	0.4%	1,364	—	1,364	0.5%
Trading account assets supporting insurance liabilities, at fair value	19,679	—	19,679	7.1%	19,481	—	19,481	7.0%
Other trading account assets, at fair value	2,201	321	1,880	0.7%	2,421	317	2,104	0.8%
Equity securities, available-for-sale, at fair value	8,013	3,397	4,616	1.7%	7,523	3,122	4,401	1.6%
Commercial mortgage and other loans, at book value	34,649	9,418	25,231	9.1%	34,113	9,040	25,073	9.0%
Policy loans, at outstanding balance	11,419	5,228	6,191	2.2%	11,559	5,296	6,263	2.2%
Other long-term investments (1)	6,145	1,964	4,181	1.5%	6,471	1,990	4,481	1.6%
Short-term investments	6,075	729	5,346	1.9%	6,137	528	5,609	2.0%

Subtotal (2)	345,525	67,229	278,296	100.0%	345,352	66,809	278,543	100.0%

Invested assets of other entities and operations (3)	9,175	—	9,175		10,895	—	10,895

Total investments	354,700	67,229	287,471		356,247	66,809	289,438

Fixed Maturities by Credit Quality (2):

	March 31, 2012					December 31, 2011
	Financial Services Businesses					Financial Services Businesses
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:

NAIC Rating (4)
1	149,730	11,909	991	160,648	87.9%	151,700	11,143	1,756	161,087	88.0%
2	16,694	1,323	496	17,521	9.6%	17,017	1,298	797	17,518	9.6%

Subtotal - High or Highest Quality Securities	166,424	13,232	1,487	178,169	97.5%	168,717	12,441	2,553	178,605	97.6%

3	3,435	85	387	3,133	1.7%	3,446	66	574	2,938	1.6%
4	1,228	53	216	1,065	0.6%	1,328	34	296	1,066	0.6%
5	375	10	126	259	0.1%	443	6	174	275	0.1%
6	106	16	33	89	0.1%	219	15	105	129	0.1%

Subtotal - Other Securities	5,144	164	762	4,546	2.5%	5,436	121	1,149	4,408	2.4%

Total	171,568	13,396	2,249	182,715	100.0%	174,153	12,562	3,702	183,013	100.0%

Private Fixed Maturities:
NAIC Rating (4)
1	7,022	702	65	7,659	26.7%	7,018	730	84	7,664	27.0%
2	15,977	1,303	275	17,005	59.3%	15,847	1,273	362	16,758	59.1%

Subtotal - High or Highest Quality Securities	22,999	2,005	340	24,664	86.0%	22,865	2,003	446	24,422	86.1%

3	2,516	165	40	2,641	9.2%	2,532	134	43	2,623	9.2%
4	710	24	9	725	2.5%	715	14	20	709	2.5%
5	535	9	24	520	1.8%	490	5	42	453	1.6%
6	115	25	2	138	0.5%	130	31	3	158	0.6%

Subtotal - Other Securities	3,876	223	75	4,024	14.0%	3,867	184	108	3,943	13.9%

Total	26,875	2,228	415	28,688	100.0%	26,732	2,187	554	28,365	100.0%

(1)	Other long-term investments consist of real estate and non-real estate-related investments in joint ventures and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Excludes (i) assets of our trading and banking operations, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “Separate account assets” on our balance sheet.
(3)	Includes invested assets of trading and banking operations, and asset management operations. Excludes assets of our asset management operations managed for third parties and those assets classified as “separate account assets” on our balance sheet.
(4)	Reflects equivalent ratings for investments of the international insurance operations. Includes, as of March 31, 2012 and December 31, 2011, respectively, 111 securities with amortized cost of $714 million (fair value $725 million) and 110 securities with amortized cost of $817 million (fair value, $852 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2012

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	March 31, 2012		December 31, 2011
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (1):
Fixed maturities:
Public, available-for-sale, at fair value	111,925	80.9%	111,857	80.3%
Public, held-to-maturity, at amortized cost	3,502	2.5%	3,743	2.7%
Private, available-for-sale, at fair value	5,236	3.8%	5,020	3.6%
Private, held-to-maturity, at amortized cost	1,273	0.9%	1,364	1.0%
Trading account assets supporting insurance liabilities, at fair value	1,796	1.3%	1,732	1.2%
Other trading account assets, at fair value	1,454	1.1%	1,496	1.1%
Equity securities, available-for-sale, at fair value	1,954	1.4%	1,932	1.4%
Commercial mortgage and other loans, at book value	5,495	4.0%	5,672	4.1%
Policy loans, at outstanding balance	2,735	2.0%	2,873	2.0%
Other long-term investments (2)	2,245	1.6%	2,892	2.1%
Short-term investments	731	0.5%	702	0.5%

Total	138,346	100.0%	139,283	100.0%

	March 31, 2012		December 31, 2011
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities:
Public, available-for-sale, at fair value	67,119	48.0%	67,229	48.3%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	22,117	15.8%	21,918	15.7%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	17,883	12.8%	17,749	12.8%
Other trading account assets, at fair value	426	0.3%	608	0.4%
Equity securities, available-for-sale, at fair value	2,662	1.9%	2,469	1.8%
Commercial mortgage and other loans, at book value	19,736	14.1%	19,401	13.9%
Policy loans, at outstanding balance	3,456	2.4%	3,390	2.4%
Other long-term investments (2)	1,936	1.4%	1,589	1.2%
Short-term investments	4,615	3.3%	4,907	3.5%

Total	139,950	100.0%	139,260	100.0%

(1)	Excludes assets classified as “Separate account assets” on our balance sheet.
(2)	Other long-term investments consist of real estate and non-real estate-related investments in joint ventures and partnerships, investment real estate held through direct ownership, derivatives and other miscellaneous investments.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2012

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Three Months Ended March 31
	2012			2011
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)

	Yield (3)	Amount		Yield (3)(4)	Amount
Financial Services Businesses (1):
Fixed maturities	3.74%	1,841	(14)	4.02%	1,598	4
Equity securities	5.55%	56	(55)	5.04%	54	3
Commercial mortgage and other loans	5.20%	270	3	5.54%	249	10
Policy loans	4.56%	71	—	4.69%	64	—
Short-term investments and cash equivalents	0.25%	8	—	0.37%	11	—
Other investments	2.83%	46	(1,313)	5.48%	65	(102)

Gross investment income before investment expenses	3.71%	2,292	(1,379)	4.03%	2,041	(85)
Investment expenses	-0.12%	(61)	—	-0.13%	(53)	—

Subtotal	3.59%	2,231	(1,379)	3.90%	1,988	(85)

Investment results of other entities and operations (2)		298	5		320	5
Less, investment income related to adjusted operating income reconciling items		3			(4)

Total		2,532	(1,374)		2,304	(80)

(1)	Excludes assets of our trading and banking operations, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(2)	Includes investment income of trading and banking operations, asset management operations, commercial loans, and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders.
(3)	Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.
(4)	Yields are weighted for one month of income and assets related to the Star and Edison businesses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2012

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Three Months Ended March 31
	2012			2011
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)

	Yield (1)	Amount		Yield (1)(2)	Amount
Japanese Insurance Operations:
Fixed maturities	2.70%	794	(11)	2.70%	541	(49)
Equity securities	3.16%	16	(61)	2.29%	13	—
Commercial mortgage and other loans	3.99%	55	4	4.27%	48	5
Policy loans	3.36%	23	—	3.40%	19	—
Short-term investments and cash equivalents	0.17%	1	—	0.59%	4	—
Other investments (3)	2.93%	31	(204)	6.84%	46	(134)

Gross investment income before investment expenses	2.72%	920	(272)	2.83%	671	(178)
Investment expenses	-0.12%	(40)	—	-0.11%	(26)	—

Total	2.60%	880	(272)	2.72%	645	(178)

(1)	Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.
(2)	Yields are weighted for one month of income and assets related to the Star and Edison businesses.
(3)	Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2012

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Three Months Ended March 31
	2012			2011
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)

	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	5.27%	1,047	(3)	5.38%	1,057	53
Equity securities	7.83%	40	6	8.12%	41	3
Commercial mortgage and other loans	5.64%	215	(1)	5.96%	201	5
Policy loans	5.54%	48	—	5.60%	45	—
Short-term investments and cash equivalents	0.28%	7	—	0.31%	7	—
Other investments	2.68%	15	(1,109)	3.75%	19	32

Gross investment income before investment expenses	4.91%	1,372	(1,107)	5.07%	1,370	93
Investment expenses	-0.13%	(21)	—	-0.14%	(27)	—

Total	4.78%	1,351	(1,107)	4.93%	1,343	93

(1)	Excludes assets of our trading and banking operations, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(2)	Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2012

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses that excludes “Realized investment gains (losses), net”, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; earnings attributable to noncontrolling interests; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and are adjusted for the items above as well.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of a hedging program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.

Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Group disability amounts include long-term care products and dental products. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business or attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios, real estate, and real estate related investments held in consolidated joint ventures, as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Securities Business Related:

Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations including our discontinued commercial mortgage conduit related activities.

10. Borrowings - Specified Other Businesses:

Borrowings associated with consumer banking activities, the individual annuity business, real estate franchises, and relocation services.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2012

KEY DEFINITIONS AND FORMULAS

11. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

12. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

13. Earnings Per Share of Common Stock:

Net income (loss) for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income (loss) of the Financial Services Businesses reflects these adjustments as well.

14. Full Service:

The Full Service line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available. For participants leaving these plans, a range of rollover products are provided through a broker-dealer bank.

15. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

16. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

17. Gibraltar Life Consultants:

Insurance representatives for Gibraltar Life, previously identified as Life Advisors.

18. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

19. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

20. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

21. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2012

KEY DEFINITIONS AND FORMULAS

22. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

23. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors.

24. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

25. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding accumulated other comprehensive income.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax , for the Financial Services Businesses, attributable to Prudential Financial, Inc. as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is (11.90)% for the three months ended March 31, 2012, 6.1% for the three months ended December 31, 2011, 19.8% for the three months ended September 30, 2011, 10.4% for the three months ended June 30, 2011 and 7.5% for the three months ended March 31, 2011.

26. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

27. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

28. Prudential Agents:

Insurance agents in our insurance operations in the United States.

29. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

30. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

31. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2012

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS

as of May 2, 2012

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	A2	A+
PRUCO Life Insurance Company	A+	AA-	A2	A+
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR *	A+
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	A+
Prudential Retirement Insurance and Annuity Company	A+	AA-	A2	A+
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	AA-	NR	NR

CREDIT RATINGS:
as of May 2, 2012

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F2
Long-Term Senior Debt (1)	a-	A	Baa2	BBB+
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa3	BBB-

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	Baa1	A-

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-2	F1
Long-Term Senior Debt	a+	AA-	A3	A

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	A2	A+

*	NR indicates not rated.
(1)	Includes the retail medium-term notes program.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.